UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2020

ANDINA GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-56155	82-5051728
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

866 Navajo St., Denver, CO	80204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-416-7208

REDWOOD GREEN CORP.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each Exchange on which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 8.01 Other Events.

Corporate Name Change and Symbol Change

On October 21, 2020, the Financial Industry Regulatory Authority (“FINRA”) announced the effectiveness of a change in the Company’s name from “Redwood Green Corp.” to “Andina Gold Corp.” (the “Name Change”) and a change in the Company’s ticker symbol from “RDGC” to the new trading symbol “AGOL” (the “Symbol Change”), which became effective on the opening of trading as of October 22, 2020. In addition, in connection with the Name Change and Symbol Change, a new CUSIP number was assigned to the Company’s Common Stock. The new CUSIP for the Company’s Common Stock is 034215103.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Andina Gold Corp.

/s/Christopher Hansen
Christopher Hansen
CEO, Principal Executive Officer

Date: October 22, 2020